Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
March 31, 2014

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Average Balances and Interest Rates

Table 5	General and Administrative Expense

Table 6a	Investment Securities

Table 6b	Loans and Leases Held for Investment

Table 6c	Deposits

Table 7	Non-Performing Assets

Table 8	Credit Reserves

	Table 8a	Allowance for Loan and Lease Losses Activity
	Table 8b	Allowance for Loan and Lease Losses Ratio
	Table 8c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 8d	Reserves for Repurchase Obligations for Loans Serviced

Table 9	Business Segments Selected Financial Information

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Tangible Common Equity and Tangible Assets
	Table 10c	Regulatory Capital (bank level)

EverBank Financial Corp and Subsidiaries
Financial Highlights			Table 1
	As of and for the Three Months Ended
(dollars in thousands, except per share amounts)	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013
Operating Results:
Total revenue	$215,428	$230,745	$277,125
Net interest income	130,844	135,036	143,816
Provision for loan and lease losses	3,071	7,022	1,919
Noninterest income	84,584	95,709	133,309
Noninterest expense	161,212	197,186	211,816
Net income	31,760	18,451	39,146
Net earnings per common share, basic	0.24	0.13	0.30
Net earnings per common share, diluted	0.23	0.13	0.30
Performance Metrics:
Adjusted net income(1)	$30,103	$32,216	$43,737
Adjusted net earnings per common share, basic(2)	0.22	0.24	0.34
Adjusted net earnings per common share, diluted(2)	0.22	0.24	0.33
Yield on interest-earning assets	4.33%	4.35%	4.47%
Cost of interest-bearing liabilities	1.08%	1.08%	1.23%
Net interest spread	3.25%	3.27%	3.24%
Net interest margin	3.41%	3.37%	3.42%
Return on average assets	0.75%	0.43%	0.85%
Return on average equity(3)	7.91%	4.35%	11.04%
Adjusted return on average assets(4)	0.71%	0.74%	0.95%
Adjusted return on average equity(5)	7.46%	8.12%	12.42%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(6)	0.62%	0.65%	0.99%
Net charge-offs to average loans held for investment	0.12%	0.20%	0.23%
ALLL as a percentage of loans and leases held for investment	0.45%	0.48%	0.63%
Capital Ratios:
Tier 1 leverage ratio (bank level)(7)	9.1%	9.0%	8.2%
Tier 1 risk-based capital ratio (bank level)(8)	13.8%	13.8%	13.0%
Total risk-based capital ratio (bank level)(9)	14.3%	14.3%	13.7%
Tangible common equity to tangible assets(10)	8.2%	8.1%	7.1%
Tangible equity to tangible assets(11)	9.1%	8.9%	7.9%
Deposit Metrics:
Deposit growth (trailing 12 months)	(2.8)%	0.9%	29.6%
Banking and Wealth Management Metrics:
Efficiency ratio(12)	35.1%	39.4%	52.3%
Mortgage Banking Metrics:
Unpaid principal balance of loans originated	$1,696,927	$1,987,975	$2,898,407
Unpaid principal balance of loans serviced for the Company and others	60,677,571	61,035,320	50,809,825
Tangible Common Equity Per Common Share(13)	11.78	11.57	10.65
Market Price Per Share of Common Stock:
Closing	$19.73	$18.34	$15.40
High	20.00	18.75	17.29
Low	16.40	13.99	12.75
Period End Balance Sheet Data:
Cash and cash equivalents	$499,829	$847,778	$593,396
Investment securities	1,358,548	1,351,002	1,765,590
Loans held for sale	596,729	791,382	2,416,599
Loans and leases held for investment, net	13,801,140	13,189,034	12,178,227
Total assets	17,630,948	17,640,984	18,306,488
Deposits	13,288,411	13,261,340	13,674,366
Total liabilities	15,983,309	16,019,971	16,802,046
Total shareholders’ equity	1,647,639	1,621,013	1,504,442
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes

(1)
Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(2)
Both basic and diluted adjusted net earnings per common share are calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, basic is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, basic. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted.

(3)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(4)
Adjusted return on average assets equals adjusted net income divided by average total assets. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(5)
Adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(6)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 7.

(7)
Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(8)
Calculated as Tier 1 capital divided by total risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital, see Table 10c.

(9)
Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. For more detailed information on regulatory capital, see Table 10c.

(10)
Calculated as tangible common shareholders' equity divided by tangible assets, after deducting goodwill, intangible assets and perpetual preferred stock from the numerator and goodwill and intangible assets from the denominator. Tangible common equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible common equity is shareholders' equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible common equity to shareholders' equity and a reconciliation of tangible assets to total assets, see Table 10b.

(11)
Calculated as tangible shareholders' equity divided by tangible assets, after deducting goodwill and intangible assets from both the numerator and the denominator. Tangible equity to tangible assets is a non-GAAP financial measure, and the most directly comparable GAAP financial measure for tangible equity is shareholders' equity and the most directly comparable GAAP financial measure for tangible assets is total assets. For a reconciliation tangible equity to shareholders' equity and a reconciliation of tangible assets to total assets, see Table 10b.

(12)
The efficiency ratio represents noninterest expense from our Banking and Wealth Management segment as a percentage of total revenues from our Banking and Wealth Management segment. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue. Because of the significant costs we incur and fees we generate from activities related to our mortgage production and servicing operations, we believe the efficiency ratio is a more meaningful metric when evaluated within our Banking and Wealth Management segment.

(13)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income			Table 2
	Three Months Ended
(dollars in thousands, except per share data)	Mar 31, 2014	Dec 31, 2013	Mar 31, 2013
Interest Income
Interest and fees on loans and leases	$158,470	$162,343	$173,786
Interest and dividends on investment securities	9,831	10,633	16,250
Other interest income	162	555	298
Total interest income	168,463	173,531	190,334
Interest Expense
Deposits	22,607	23,925	26,823
Other borrowings	15,012	14,570	19,695
Total interest expense	37,619	38,495	46,518
Net Interest Income	130,844	135,036	143,816
Provision for loan and lease losses	3,071	7,022	1,919
Net Interest Income after Provision for Loan and Lease Losses	127,773	128,014	141,897
Noninterest Income
Loan servicing fee income	46,617	48,691	42,163
Amortization of mortgage servicing rights	(20,572)	(25,342)	(35,078)
Recovery (impairment) of mortgage servicing rights	4,941	14,692	12,555
Net loan servicing income	30,986	38,041	19,640
Gain on sale of loans	33,851	32,867	82,311
Loan production revenue	4,579	5,920	9,489
Deposit fee income	3,335	3,917	5,925
Other lease income	4,905	5,293	6,411
Other	6,928	9,671	9,533
Total noninterest income	84,584	95,709	133,309
Noninterest Expense
Salaries, commissions and other employee benefits expense	97,694	101,656	110,479
Equipment expense	18,648	24,752	19,852
Occupancy expense	8,072	11,481	7,384
General and administrative expense	36,798	59,297	74,101
Total noninterest expense	161,212	197,186	211,816
Income before Income Taxes	51,145	26,537	63,390
Provision for Income Taxes	19,385	8,086	24,244
Net Income	$31,760	$18,451	$39,146
Net Income Allocated to Preferred Stock	2,531	2,531	2,531
Net Income Allocated to Common Shareholders	$29,229	$15,920	$36,615
Net Earnings per Common Share, Basic	$0.24	$0.13	$0.30
Net Earnings per Common Share, Diluted	$0.23	$0.13	$0.30
Dividends Declared per Common Share	$0.03	$0.03	$0.02
Dividend payout ratio(1)	12.50%	23.08%	6.67%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	122,684	122,595	121,583
Diluted	125,038	124,420	123,439

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Assets
Cash and due from banks	$60,587	$46,175	$109,471	$40,841	$44,938
Interest-bearing deposits in banks	439,242	801,603	978,464	448,746	548,458
Total cash and cash equivalents	499,829	847,778	1,087,935	489,587	593,396
Investment securities:
Available for sale, at fair value	1,118,646	1,115,627	1,205,340	1,357,752	1,497,278
Held to maturity	116,984	107,312	109,245	115,319	124,242
Other investments	122,918	128,063	106,450	142,225	144,070
Total investment securities	1,358,548	1,351,002	1,421,035	1,615,296	1,765,590
Loans held for sale	596,729	791,382	1,059,947	2,000,390	2,416,599
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	13,864,109	13,252,724	12,562,967	12,867,388	12,255,294
Allowance for loan and lease losses	(62,969)	(63,690)	(66,991)	(73,469)	(77,067)
Total loans and leases held for investment, net	13,801,140	13,189,034	12,495,976	12,793,919	12,178,227
Equipment under operating leases, net	24,170	28,126	34,918	39,850	44,863
Mortgage servicing rights (MSR), net	446,493	506,680	501,494	462,718	375,641
Deferred income taxes, net	42,140	51,375	92,253	139,814	164,053
Premises and equipment, net	60,654	60,733	67,282	65,930	65,746
Other assets	801,245	814,874	851,249	755,368	702,373
Total Assets	$17,630,948	$17,640,984	$17,612,089	$18,362,872	$18,306,488
Liabilities
Deposits:
Noninterest-bearing	$1,054,796	$1,076,631	$1,365,655	$1,205,326	$1,287,292
Interest-bearing	12,233,615	12,184,709	12,262,021	12,464,540	12,387,074
Total deposits	13,288,411	13,261,340	13,627,676	13,669,866	13,674,366
Other borrowings	2,377,000	2,377,000	1,872,700	2,667,700	2,707,331
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	214,148	277,881	405,050	372,173	316,599
Total Liabilities	15,983,309	16,019,971	16,009,176	16,813,489	16,802,046
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,227	1,226	1,225	1,224	1,221
Additional paid-in capital	834,460	832,351	830,758	827,682	823,696
Retained earnings	715,599	690,051	677,809	650,866	609,849
Accumulated other comprehensive loss	(53,647)	(52,615)	(56,879)	(80,389)	(80,324)
Total Shareholders’ Equity	1,647,639	1,621,013	1,602,913	1,549,383	1,504,442
Total Liabilities and Shareholders’ Equity	$17,630,948	$17,640,984	$17,612,089	$18,362,872	$18,306,488

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates							Table 4
	Three Months Ended March 31, 2014			Three Months Ended December 31, 2013			Three Months Ended March 31, 2013
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$260,265	$162	0.25%	$677,816	$555	0.32%	$550,683	$298	0.22%
Investment securities	1,236,352	9,586	3.10%	1,280,490	9,868	3.08%	1,712,705	15,489	3.62%
Other investments	109,685	245	0.91%	100,991	765	3.01%	138,617	761	2.23%
Loans held for sale	911,273	8,593	3.77%	1,095,039	10,499	3.84%	2,428,324	20,309	3.35%
Loans and leases held for investment:
Residential mortgages	7,061,050	72,526	4.11%	6,708,177	66,441	3.96%	6,547,768	70,579	4.31%
Commercial and commercial real estate	4,600,544	57,837	5.03%	4,727,770	65,653	5.50%	4,627,274	61,264	5.30%
Lease financing receivables	1,246,386	18,154	5.83%	1,139,458	17,702	6.21%	860,986	19,413	9.02%
Home equity lines	149,733	1,054	2.85%	153,693	1,758	4.54%	176,682	2,152	4.94%
Consumer and credit card	5,511	306	22.52%	5,907	290	19.48%	7,204	69	3.88%
Total loans and leases held for investment	13,063,224	149,877	4.59%	12,735,005	151,844	4.75%	12,219,914	153,477	5.02%
Total interest-earning assets	15,580,799	$168,463	4.33%	15,889,341	$173,531	4.35%	17,050,243	$190,334	4.47%
Noninterest-earning assets	1,430,854			1,448,507			1,341,095
Total assets	$17,011,653			$17,337,848			$18,391,338
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,975,863	$4,366	0.60%	$3,007,788	$4,648	0.61%	$2,809,317	$5,458	0.79%
Market-based money market accounts	411,610	619	0.61%	415,044	638	0.61%	431,542	838	0.79%
Savings and money market accounts, excluding market-based	5,101,516	7,661	0.61%	5,146,538	8,196	0.63%	4,684,683	9,034	0.78%
Market-based time	586,588	1,083	0.75%	617,852	1,160	0.74%	725,629	1,571	0.88%
Time, excluding market-based	2,876,480	8,878	1.25%	2,982,419	9,283	1.23%	3,795,298	9,922	1.06%
Total deposits	11,952,057	22,607	0.77%	12,169,641	23,925	0.78%	12,446,469	26,823	0.87%
Borrowings:
Trust preferred securities	103,750	1,644	6.43%	103,750	1,648	6.30%	103,750	1,642	6.42%
FHLB advances	1,958,449	13,368	2.73%	1,751,401	12,922	2.89%	2,594,940	17,831	2.75%
Repurchase agreements	—	—	0.00%	—	—	0.00%	56,605	222	1.59%
Other	24,001	—	0.00%	6,000	—	0.00%	—	—	0.00%
Total interest-bearing liabilities	14,038,257	37,619	1.08%	14,030,792	38,495	1.08%	15,201,764	46,518	1.23%
Noninterest-bearing demand deposits	1,081,435			1,366,135			1,377,102
Other noninterest-bearing liabilities	263,745			327,873			335,459
Total liabilities	15,383,437			15,724,800			16,914,325
Total shareholders’ equity	1,628,216			1,613,048			1,477,013
Total liabilities and shareholders’ equity	$17,011,653			$17,337,848			$18,391,338
Net interest income/spread		$130,844	3.25%		$135,036	3.27%		$143,816	3.24%
Net interest margin			3.41%			3.37%			3.42%

Memo: Total deposits including noninterest-bearing	$13,033,492	$22,607	0.71%	$13,535,776	$23,925	0.70%	$13,823,571	$26,823	0.79%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries
General and Administrative Expense					Table 5
	Three Months Ended
(dollars in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Legal and professional fees, excluding consent order expense	$7,116	$9,238	$7,158	$7,363	$7,023
Credit-related expenses:
Foreclosure and OREO expense	8,693	9,186	8,224	9,614	7,027
Other credit-related expenses	(1,086)	7,982	3,632	1,850	2,328
FDIC premium assessment and other agency fees	(443)	6,089	6,708	8,358	13,702
Advertising and marketing expense	4,431	5,984	6,516	6,320	10,381
Loan origination expense, net of deferred cost	367	345	1,106	1,033	1,807
Portfolio expense	1,572	2,389	3,875	3,183	3,275
Consent order expense	756	7,641	32,475	19,292	12,931
Other	15,392	10,443	15,574	9,816	15,627
Total general and administrative expense	$36,798	$59,297	$85,268	$66,829	$74,101

EverBank Financial Corp and Subsidiaries

Investment Securities					Table 6a
(dollars in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Available for sale (at fair value):
Residential collateralized mortgage obligation (CMO) securities - nonagency	$1,111,477	$1,109,271	$1,200,685	$1,351,318	$1,489,677
Other	7,169	6,356	4,655	6,434	7,601
Total investment securities available for sale	1,118,646	1,115,627	1,205,340	1,357,752	1,497,278
Held to maturity (at amortized cost):
Residential CMO securities - agency	38,289	41,347	44,707	61,526	80,203
Residential mortgage-backed securities (MBS) - agency	78,695	65,965	59,551	48,806	39,052
Other	—	—	4,987	4,987	4,987
Total investment securities held to maturity	116,984	107,312	109,245	115,319	124,242
Other investments	122,918	128,063	106,450	142,225	144,070
Total investment securities	$1,358,548	$1,351,002	$1,421,035	$1,615,296	$1,765,590

Loans and Leases Held for Investment					Table 6b
(dollars in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Residential mortgages	$7,599,826	$7,044,743	$6,698,614	$6,586,116	$6,279,655
Commercial and commercial real estate	4,819,020	4,812,970	4,608,487	5,090,332	4,883,330
Lease financing receivables	1,292,750	1,237,941	1,092,866	1,014,996	911,371
Home equity lines	147,086	151,916	156,977	169,296	173,704
Consumer and credit card	5,427	5,154	6,023	6,648	7,234
Loans and leases held for investment, net of unearned income	13,864,109	13,252,724	12,562,967	12,867,388	12,255,294
Allowance for loan and lease losses	(62,969)	(63,690)	(66,991)	(73,469)	(77,067)
Total loans and leases held for investment, net	$13,801,140	$13,189,034	$12,495,976	$12,793,919	$12,178,227
The balances presented above include:
Net purchased loan and lease discounts	$79,905	$102,416	$120,321	$130,880	$146,666
Net deferred loan and lease origination costs	$64,688	$54,107	$45,315	$37,232	$25,889

Deposits					Table 6c
(dollars in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Noninterest-bearing demand	$1,054,796	$1,076,631	$1,365,655	$1,205,326	$1,287,292
Interest-bearing demand	2,961,831	3,006,401	2,998,836	3,081,670	2,932,643
Market-based money market accounts	413,017	413,137	413,427	413,722	428,183
Savings and money market accounts, excluding market-based	5,023,585	5,110,992	5,186,243	5,153,072	4,901,926
Market-based time	583,740	597,858	627,889	637,145	708,137
Time, excluding market-based	3,251,442	3,056,321	3,035,626	3,178,931	3,416,185
Total deposits	$13,288,411	$13,261,340	$13,627,676	$13,669,866	$13,674,366

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 7
(dollars in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Non-accrual loans and leases:
Residential mortgages	$47,835	$59,526	$60,066	$64,230	$69,876
Commercial and commercial real estate	23,884	18,569	76,662	60,636	63,924
Lease financing receivables	5,446	4,527	4,171	2,601	2,791
Home equity lines	3,462	3,270	4,164	4,368	4,513
Consumer and credit card	33	18	15	243	364
Total non-accrual loans and leases	80,660	85,910	145,078	132,078	141,468
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	80,660	85,910	145,078	132,078	141,468
Other real estate owned (OREO)	29,333	29,034	32,108	36,528	39,576
Total non-performing assets (NPA)	109,993	114,944	177,186	168,606	181,044
Troubled debt restructurings (TDR) less than 90 days past due	73,455	76,913	79,664	82,236	88,888
Total NPA and TDR(1)	$183,448	$191,857	$256,850	$250,842	$269,932

Total NPA and TDR	$183,448	$191,857	$256,850	$250,842	$269,932
Government-insured 90 days or more past due still accruing	1,021,276	1,039,541	1,147,795	1,405,848	1,547,995
Loans accounted for under ASC 310-30:
90 days or more past due	9,915	10,083	45,104	54,054	67,630
OREO	—	—	21,240	21,194	22,955
Total regulatory NPA and TDR	$1,214,639	$1,241,481	$1,470,989	$1,731,938	$1,908,512
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.56%	0.61%	1.07%	0.89%	0.97%
NPA to total assets	0.62%	0.65%	1.01%	0.92%	0.99%
NPA and TDR to total assets	1.04%	1.09%	1.46%	1.37%	1.47%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:
NPL to total loans	7.72%	8.12%	9.87%	10.76%	12.04%
NPA to total assets	6.47%	6.60%	7.90%	8.98%	9.94%
NPA and TDR to total assets	6.89%	7.04%	8.35%	9.43%	10.43%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 8a
	Three Months Ended
(dollars in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
ALLL, beginning of period	$63,690	$66,991	$73,469	$77,067	$82,102
Charge-offs:
Residential mortgages	3,165	4,197	3,038	3,271	5,069
Commercial and commercial real estate	5	2,608	6,081	2,781	1,447
Lease financing receivables	1,189	1,209	746	988	708
Home equity lines	316	270	430	627	489
Consumer and credit card	15	4	28	17	20
Total charge-offs	4,690	8,288	10,323	7,684	7,733
Recoveries:
Residential mortgages	566	1,398	70	117	111
Commercial and commercial real estate	1	306	488	3,549	443
Lease financing receivables	190	197	75	253	79
Home equity lines	141	134	130	120	129
Consumer and credit card	—	27	14	18	17
Total recoveries	898	2,062	777	4,057	779
Net charge-offs	3,792	6,226	9,546	3,627	6,954
Provision for loan and lease losses	3,071	7,022	3,068	29	1,919
Other	—	(4,097)	—	—	—
ALLL, end of period	$62,969	$63,690	$66,991	$73,469	$77,067
Net charge-offs to average loans and leases held for investment	0.12%	0.20%	0.30%	0.12%	0.23%

Allowance for Loan and Lease Losses Ratio					Table 8b
(dollars in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
ALLL	$62,969	$63,690	$66,991	$73,469	$77,067
Loans and leases held for investment, net of unearned income	13,864,109	13,252,724	12,562,967	12,867,388	12,255,294
ALLL as a percentage of loans and leases held for investment	0.45%	0.48%	0.53%	0.57%	0.63%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 8c
	Three Months Ended
(dollars in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Loan origination repurchase reserves, beginning of period	$20,225	$19,086	$21,960	$24,866	$27,000
Provision for new sales/securitizations	429	635	1,012	846	1,266
Provision (release of provision) for changes in estimate of existing reserves	4,000	1,563	(1,718)	(1,060)	(336)
Net realized losses on repurchases	(226)	(1,059)	(2,168)	(2,692)	(3,064)
Loan origination repurchase reserves, end of period	$24,428	$20,225	$19,086	$21,960	$24,866

Reserves for Repurchase Obligations for Loans Serviced					Table 8d
	Three Months Ended
(dollars in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Loan servicing repurchase reserves, beginning of period	$23,668	$22,733	$23,518	$23,599	$26,026
Provision (release of provision) for change in estimate of existing reserves	(5,037)	3,580	4,531	1,690	(401)
Net realized losses on repurchases	(7,835)	(2,645)	(5,316)	(1,771)	(2,026)
Loan servicing repurchase reserves, end of period	$10,796	$23,668	$22,733	$23,518	$23,599

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 9
(dollars in thousands)	Banking and Wealth Management	Mortgage Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended March 31, 2014
Net interest income	$126,512	$5,916	$(1,584)	$—	$130,844
Provision for loan and lease losses	880	2,191	—	—	3,071
Net interest income after provision for loan and lease losses	125,632	3,725	(1,584)	—	127,773
Noninterest income	14,558	69,889	137	—	84,584
Noninterest expense:
Foreclosure and OREO expense	2,013	6,680	—	—	8,693
Other credit-related expenses	173	(1,259)	—	—	(1,086)
All other noninterest expense	47,317	80,717	25,571	—	153,605
Income (loss) before income tax	90,687	(12,524)	(27,018)	—	51,145
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	501	—	—	—	501
MSR impairment (recovery)	—	(4,941)	—	—	(4,941)
Restructuring cost	—	1,017	—	—	1,017
Transaction and non-recurring regulatory related expense	—	750	—	—	750
Adjusted income (loss) before income tax	91,188	(15,698)	(27,018)	—	48,472
Total assets as of March 31, 2014	16,088,952	1,570,995	228,086	(257,085)	17,630,948

Three Months Ended December 31, 2013
Net interest income	$127,799	$8,815	$(1,578)	$—	$135,036
Provision for loan and lease losses	4,943	2,079	—	—	7,022
Net interest income after provision for loan and lease losses	122,856	6,736	(1,578)	—	128,014
Noninterest income	18,538	77,030	141	—	95,709
Noninterest expense:
Foreclosure and OREO expense	3,399	5,787	—	—	9,186
Other credit-related expenses	1,173	6,809	—	—	7,982
All other noninterest expense	53,122	102,685	24,211	—	180,018
Income (loss) before income tax	83,700	(31,515)	(25,648)	—	26,537
Adjustment items (pre-tax):
Decrease in Bank of Florida non-accretable discount	(111)	—	—	—	(111)
MSR impairment (recovery)	—	(14,692)	—	—	(14,692)
OTTI losses on investment securities (Volcker Rule)	3,298	—	—	—	3,298
Restructuring cost	6,432	19,700	(178)	—	25,954
Transaction and non-recurring regulatory related expense	—	7,669	84	—	7,753
Adjusted income (loss) before income tax	93,319	(18,838)	(25,742)	—	48,739
Total assets as of December 31, 2013	15,904,935	1,748,458	236,313	(248,722)	17,640,984

Three Months Ended March 31, 2013
Net interest income	$132,373	$13,014	$(1,571)	$—	$143,816
Provision for loan and lease losses	(79)	1,998	—	—	1,919
Net interest income after provision for loan and lease losses	132,452	11,016	(1,571)	—	141,897
Noninterest income	27,781	105,369	159	—	133,309
Noninterest expense:
Foreclosure and OREO expense	5,285	1,742	—	—	7,027
Other credit-related expenses	670	1,658	—	—	2,328
All other noninterest expense	77,848	99,538	25,075	—	202,461
Income (loss) before income tax	76,430	13,447	(26,487)	—	63,390
Adjustment items (pre-tax):
Increase in Bank of Florida non-accretable discount	1,532	—	—	—	1,532
MSR impairment (recovery)	—	(12,555)	—	—	(12,555)
Transaction and non-recurring regulatory related expense	5,252	11,531	1,646	—	18,429
Adjusted income (loss) before income tax	83,214	12,423	(24,841)	—	70,796
Total assets as of March 31, 2013	15,251,578	3,152,487	158,767	(256,344)	18,306,488

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income					Table 10a
	Three Months Ended
(dollars in thousands, except per share data)	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Net income	$31,760	$18,451	$33,150	$45,993	$39,146
Non-recurring regulatory related expense, net of tax	465	4,807	20,203	12,042	11,425
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	311	(68)	(439)	(538)	950
MSR impairment (recovery), net of tax	(3,063)	(9,109)	(21,783)	(20,194)	(7,784)
Restructuring cost, net of tax	630	16,090	3,242	—	—
OTTI losses on investment securities (Volcker Rule), net of tax	—	2,045	—	—	—
Adjusted net income	$30,103	$32,216	$34,373	$37,303	$43,737
Adjusted net income allocated to preferred stock	2,531	2,531	2,532	2,531	2,531
Adjusted net income allocated to common shareholders	$27,572	$29,685	$31,841	$34,772	$41,206
Adjusted net earnings per common share, basic	$0.22	$0.24	$0.26	$0.28	$0.34
Adjusted net earnings per common share, diluted	$0.22	$0.24	$0.26	$0.28	$0.33
Weighted average common shares outstanding:
(units in thousands)
Basic	122,684	122,595	122,509	122,281	121,583
Diluted	125,038	124,420	124,124	124,034	123,439

Tangible Equity, Tangible Common Equity and Tangible Assets					Table 10b
(dollars in thousands)	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Shareholders’ equity	$1,647,639	$1,621,013	$1,602,913	$1,549,383	$1,504,442
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	5,286	5,813	6,340	6,867	7,394
Tangible equity	1,595,494	1,568,341	1,549,714	1,495,657	1,450,189
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,445,494	$1,418,341	$1,399,714	$1,345,657	$1,300,189

Total assets	$17,630,948	$17,640,984	$17,612,089	$18,362,872	$18,306,488
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	5,286	5,813	6,340	6,867	7,394
Tangible assets	$17,578,803	$17,588,312	$17,558,890	$18,309,146	$18,252,235

Regulatory Capital (bank level)						Table 10c
(dollars in thousands)		Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
Shareholders’ equity		$1,686,414	$1,662,164	$1,648,152	$1,598,419	$1,560,001
Less:	Goodwill and other intangibles	(50,700)	(51,072)	(51,436)	(51,807)	(52,089)
	Disallowed servicing asset	(26,419)	(20,469)	(39,658)	(36,182)	(31,585)
	Disallowed deferred tax asset	(62,682)	(63,749)	(64,462)	(65,406)	(66,351)
Add:	Accumulated losses on securities and cash flow hedges	51,507	50,608	54,392	78,181	77,073
Tier 1 capital		1,598,120	1,577,482	1,546,988	1,523,205	1,487,049
Add:	Allowance for loan and lease losses	62,969	63,690	66,991	73,469	77,067
Total regulatory capital		$1,661,089	$1,641,172	$1,613,979	$1,596,674	$1,564,116

Adjusted total assets		$17,539,708	$17,554,236	$17,510,528	$18,287,359	$18,234,886
Risk-weighted assets		11,597,320	11,467,411	11,120,048	11,656,698	11,406,725